UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO.1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2009.

Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-150651	20-8403198
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3411 Preston Rd, Suite C-13-216, Frisco, TX 75034

 (Address of principal executive offices)(Zip Code)

(972) 712-8991
(Registrant’s telephone number, including area code)

P.O Box 6053, East Brunswick, NJ 08816
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A to the Global Holdings, Inc. Form 8-K originally filed with the Securities and Exchange Commission on November 9, 2009 (the “Form 8-K”) amends the Form 8-K in order to (i) correct certain inadvertent errors with respect to the proceeds received by the Sellers and the beneficial percentage change set forth in Item 5.01 of the Form 8-K (ii) and to update the address and phone number of the Company.

Item 5.01 Changes in Control of Registrant.

Effective as of November 4, 2009 Global Holdings, Inc. (the “Company”), Mitchell Cohen and Stuart Davis (collectively, the “Sellers”) and Alpha 1 Security, Inc. (“Alpha”), a Florida corporation, closed the Share Purchase Agreement, dated April 13, 2009 and all amendments thereto (the “Agreement”).   Pursuant to the Agreement, Alpha purchased 161,568,000 outstanding shares of the Company’s common stock and the Sellers received a total of $387,000 for such purchase.

As a result of the Agreement, there was a change in control of the Company, and Russell Varnado, as Chairman and Director of Alpha 1 Security, Inc., acquired controlling interest of the Company from the Sellers. Alpha obtained 82% beneficial ownership interest in the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the Agreement, effective as of November 4, 2009, Mitchell Cohen and Stuart Davis resigned from the Company’s Board of Directors and from their positions as Chief Executive Officer, President, Chief Financial Officer and Secretary respectively.  In addition, Russell Varnado, Mark McCloy and John McKinnon were appointed to the Board of Directors of the Company.  Moreover, effective as of November 4, 2009, Mark McCloy became Chief Executive Officer and President of the Company, replacing Mitchell Cohen as Chief Executive Officer, President and Chief Financial Officer of the Company; John McKinnon became Vice President of the Company; and Janice Ogletree became Secretary and Treasurer of the Company.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Share Purchase Agreement by and among Global Holdings, Inc. and Mitchell Cohen and Stuart Davis, and Alpha 1 Security, Inc. dated April 13, 2009 (Incorporated by reference to Form 8-K filed on April 17, 2009)

10.2	Amendment to the Share Purchase Agreement dated October 22, 2009*

  * Incorporated by reference to Form 8-K filed with the Securities & Exchange Commission on November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Holdings, Inc.

Dated: November 13, 2009	By:	/s/ Mark McCloy
Mark McCloy
Title: President & CEO